Exhibit 99.1

Press Contact:
Barry Holt
203-517-3110
bholt@informationsg.com

Investor Contact:
Frank Martell
203-517-3104
fmartell@informationsg.com

ISG STOCKHOLDERS APPROVE TPI ACQUISITION

STAMFORD, CT., November 13, 2007 — Information Services Group, Inc. (ISG) (AMEX: III.U, III, III.WS) announced its stockholders approved ISG’s proposed acquisition of TPI, the largest independent sourcing advisory firm in the world, focusing on the design, implementation and management of sourcing strategies for major corporate and government clients, at a special stockholders meeting held today in Stamford.

All of the additional proposals presented at the special meeting were also approved by ISG stockholders.

ISG anticipates that this transaction will close on November 16, 2007 subject to the satisfaction of customary closing conditions.

About Information Services Group, Inc.

Information Services Group, Inc. (ISG) is an acquisition company founded in 2006 to build a high-growth, industry-leading information-based services company. Based in Stamford, CT, ISG is led by a world class team with extensive global experience in information services and a track record of creating significant value for shareholders, clients and employees. For more, visit: www.informationsg.com.

About TPI

TPI is the founder and innovator for the sourcing advisory industry, and the largest sourcing advisory firm in the world. The firm is expert at a broad range of business support functions and related research methodologies. Utilizing deep functional domain expertise of accomplished industry experts who possess extensive practical experience, TPI collaboratively works with organizations to help them optimize their business operations through the best combination of in sourcing, offshoring, shared services and outsourcing. For more, visit: www.tpi.net.

Forward-Looking Statements

This communication contains “forward-looking statements” which represent the current expectations and beliefs of management of ISG concerning the proposed acquisition of TPI and other future events and their potential effects on ISG and TPI. The statements, analyses, and other information contained herein relating to the proposed acquisition, as well as other statements including words such as “anticipate,” “believe,” “contemplate,” “plan,” “estimate,” “expect,” “intend,” “will,” “continue,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those factors include, without limitation: (1) the satisfaction of the other conditions specified in the purchase agreement; (2) the ability to successfully combine the businesses of ISG and TPI; (3) the amount of cash available, operating costs and business disruption following the acquisition, including adverse effects on relationships with employees; (4) changes in the stock market and interest rate environment that affect revenues; (5) diversion of management time on acquisition related issues; (6) reaction of TPI clients to the transaction; (7) retention of key employees following closing; (8) general economic conditions such as inflation; and (9) general political and social conditions such as war, political unrest and terrorism. The risks also relate to inherent business, economic and competitive uncertainties and contingencies relating to the businesses of ISG and TPI including: (1) failure to secure new engagements or loss of important clients; (2) ability to hire and retain enough qualified employees to support operations; (3) ability to maintain or increase billing and utilization rates; (4) management of rapid growth; (5) success of expansion internationally; (6) competition; (7) ability to move the product mix into higher margin businesses; (8) operating TPI as a public company; (9) healthcare and benefit cost management; (10) ability to protect ISG and TPI’s intellectual property and the intellectual property of others; (11) currency fluctuations and exchange rate adjustments; (12) ability to successfully consummate or integrate strategic acquisitions; and (13) ability to achieve the cost reduction and productivity improvements contemplated by the “Value Creation Plan” ISG intends to initiate after closing. Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from ISG’s forward-looking statements are included in ISG’s filings with the U.S. Securities and Exchange Commission (“SEC”), specifically as described in ISG’s annual report on Form 10-K for the fiscal year ended December 31, 2006, and ISG’s definitive proxy statement. ISG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.